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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported)    December 31, 1996
                                                  ----------------------------

                             Zimmerman Sign Company
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                  Texas                  0-21737             75-0864498
      ----------------------------     ------------       -------------------
      (State or other jurisdiction     (Commission          (IRS Employer
            of incorporation           File Number)       Identification No.)


       9846 Hwy. 31 East, Tyler, Texas                          75705
     -------------------------------------------------------------------
     (Address of principal executive offices)                 (Zip Code)


 Registrant's telephone number, including area code       (903) 595-7400
                                                    ---------------------------


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ITEM 1.  CHANGE IN CONTROL OF REGISTRANT.

          On December 31, 1996 (the "Distribution Date"), Independence Holding Company ("IHC") distributed 100% of its holdings of the common stock, par value $.01 per share ("Zimmerman Common Stock"), of Zimmerman Sign Company ("Zimmerman") on a pro rata basis to holders of record of IHC common stock, par value $1.00 per share ("IHC Common Stock"). At the Distribution Date, IHC held 80.14% of the outstanding shares of Zimmerman Common Stock. This transaction is hereinafter referred to as the "Distribution." Holders of IHC Common Stock received one share of Zimmerman Common Stock for each five shares of IHC Common Stock held on December 20, 1996 (the "Record Date"). Holders of IHC Common Stock were not required to pay for the shares of Zimmerman Common Stock received in the Distribution, or to surrender or exchange IHC Common Stock in order to receive Zimmerman Common Stock in the Distribution.

          Approximately 1,486,349 shares of Zimmerman Common Stock were distributed based on 7,431,748 shares of IHC Common Stock outstanding as of the Record Date. No fractional shares were issued. Fractional share interests will be sold by an agent, and the cash proceeds thereof distributed to those shareholders entitled to a fractional interest. Before the Distribution, a group consisting of Geneve Holdings, Inc. and its subsidiaries (collectively, "Geneve") was the beneficial owner of 4,092,906 shares of IHC Common Stock. Pursuant to the Distribution, Geneve became the beneficial owner of 818,579 shares of Zimmerman Common Stock, which constitutes 44.14% of the currently outstanding shares of Zimmerman Common Stock. Immediately following the Distribution, IHC no longer owned any shares of Zimmerman Common Stock.

          There are no arrangements known to the Registrant the operation of which may at a subsequent date result in a change in control of the Registrant.








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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits.

               Exhibit No.                      Description
               -----------                      -----------
                  4.1 Amended and Restated Articles of Incorporation of Zimmerman Sign Company dated December 5, 1996 (1)

                  4.2 Amended and Restated Bylaws of Zimmerman Sign Company dated December 3, 1996 (1)

                  4.3 Distribution Agreement, dated as of November 26, 1996, by and between Zimmerman Sign Company and Independence Holding Company (2)

                  4.4 Registration Rights Agreement, dated as of December 1, 1996, by and between Zimmerman Sign Company and Geneve Holdings, Inc. (2)


----------------------

                    (1)  Filed herewith

                    (2) Previously filed as an Exhibit to the Registrant's Registration Statement on Form 10/A, File No. 0-21737, and incorporated herein by reference.









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                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ZIMMERMAN SIGN COMPANY



Date:  January 10, 1997                 By:  /s/ DAVID E. ANDERSON
                                           ------------------------------
                                             David E. Anderson
                                             Chairman











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                                INDEX TO EXHIBITS



Exhibit
Number    Description of Exhibit
-------   ----------------------

4.1 Amended and Restated Articles of Incorporation of Zimmerman Sign Company dated December 5, 1996 (1)

4.2 Amended and Restated Bylaws of Zimmerman Sign Company dated December 3, 1996 (1)

4.3 Distribution Agreement, dated as of November 26, 1996, by and between Zimmerman Sign Company and Independence Holding Company (2)

4.4 Registration Rights Agreement, dated as of December 1, 1996, by and between Zimmerman Sign Company and Geneve Holdings, Inc. (2)


------------------------------

          (1)  Filed herewith

          (2) Previously filed as an Exhibit to the Registrant's Registration Statement on Form 10/A, File No. 0-21737, and incorporated herein by reference.

















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